UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2016

SPRINT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-04721	46-1170005
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code: (855) 848-3280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2016 (the “Closing Date”), Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC and Sprint Spectrum Co III LLC (together, the “Issuers”), each a newly formed Delaware limited liability company and limited-purpose, bankruptcy remote, wholly owned indirect subsidiary of Sprint Corporation (the “Company”), completed the previously announced issuance and sale of $3.5 billion in aggregate principal amount of Series 2016-1 3.360% Senior Secured Notes, Class A-1 (the “Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Notes are eligible for resale by the initial purchasers pursuant to Rule 144A and Regulation S under the Securities Act.

The Notes were issued in a securitization transaction pursuant to which a portfolio of Federal Communications Commission spectrum licenses and a small number of third-party leased spectrum license agreements (together, the “Spectrum Portfolio”) held by certain subsidiaries of the Company and comprising a portion of the Company’s 2.5GHz and 1.9GHz spectrum holdings, were contributed to Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC, each a newly formed Delaware limited liability company and limited-purpose, bankruptcy remote, wholly owned subsidiary of the Issuers (together, the “License Holders”). Pursuant to an Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016 (the “Spectrum Lease”), the License Holders leased the rights to use the Spectrum Portfolio (the “Spectrum Usage Rights”) for a 30-year term to Sprint Communications, Inc. (“SCI”). Under the Spectrum Lease, SCI is obligated to make lease payments to the License Holders in an aggregate amount that is market-based relative to the Spectrum Usage Rights as of the Closing Date and equal to $165,000,000 per month. SCI’s lease payment obligations are guaranteed by the Company and each of SCI’s subsidiaries that guaranty SCI’s revolving credit facility.

The Notes were issued under an Indenture, dated as of October 27, 2016 (the “Base Indenture”), among the Issuers and Deutsche Bank Trust Company Americas, as trustee and securities intermediary (the “Trustee”), as supplemented by the Series 2016-1 Supplement, dated as of October 27, 2016 (the “Supplemental Indenture” and together with the Base Indenture, the “Indenture”), among the Issuers and the Trustee. The Base Indenture allows the Issuers to issue additional series of notes in the future subject to certain conditions set forth therein.

Payments of interest and amortizing principal, as applicable, are required to be made on the Notes on the 20th day of each March, June, September and December or, if such day is not a business day, the next succeeding business day, commencing on December 20, 2016. The Notes provide for an interest-only period followed by quarterly amortization payments beginning on December 20, 2017. The legal final maturity date of the Notes is March 20, 2023, but it is anticipated that the Notes will be repaid in full by September 20, 2021.

The Notes are guaranteed by (A) Sprint Spectrum PledgeCo LLC, Sprint Spectrum PledgeCo II LLC and Sprint Spectrum PledgeCo III LLC, each a newly formed Delaware limited liability company and limited-purpose, bankruptcy remote wholly owned indirect subsidiary of the Company and direct parent of an Issuer, and (B) each of the License Holders (collectively, the “Guarantors”) pursuant to the Guarantee and Collateral Agreement, dated as of October 27, 2016 (the “Guarantee and Collateral Agreement”), and are secured by a pledge of the Spectrum Lease, the proceeds of the Spectrum Portfolio and the equity interests in the Issuers and the License Holders. Neither the Company, SCI nor any of their affiliates other than the Issuers and the Guarantors are obligors under on the Notes. Except through the Spectrum Lease and their ownership interests in the Issuers and the Guarantors, the Spectrum Portfolio is not available to the Company, SCI or any of their affiliates (other than the Issuers and the Guarantors), or their respective creditors.

The preceding description of the Base Indenture, the Supplemental Indenture, the Guarantee and Collateral Agreement and the Spectrum Lease is a summary and is qualified in its entirety by the Base Indenture, the Supplemental Indenture, the Guarantee and Collateral Agreement and the Spectrum Lease, which are filed as exhibits hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description

4.1	Indenture, dated as of October 27, 2016, among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC and Deutsche Bank Trust Company Americas, as trustee and securities intermediary.

4.2	Series 2016-1 Supplement, dated as of October 27, 2016, among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC and Deutsche Bank Trust Company Americas, as trustee and securities intermediary.

4.3	Form of the Series 2016-1 3.360% Senior Secured Notes, Class A-1 (included in Exhibit 4.2).

10.1	Guarantee and Collateral Agreement, dated October 27, 2016, among Deutsche Bank Trust Company Americas, Sprint Spectrum PledgeCo LLC, Sprint Spectrum PledgeCo II LLC, Sprint Spectrum PledgeCo III LLC, Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC.

10.2	Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016, among Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC, Sprint Communications, Inc., Sprint Intermediate Holdco LLC, Sprint Intermediate Holdco II LLC, Sprint Intermediate Holdco III LLC and the guarantors named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT CORPORATION

Date: November 2, 2016	By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of October 27, 2016, among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC and Deutsche Bank Trust Company Americas, as trustee and securities intermediary.

4.2	Series 2016-1 Supplement, dated as of October 27, 2016, among Sprint Spectrum Co LLC, Sprint Spectrum Co II LLC, Sprint Spectrum Co III LLC and Deutsche Bank Trust Company Americas, as trustee and securities intermediary.

4.3	Form of the Series 2016-1 3.360% Senior Secured Notes, Class A-1 (included in Exhibit 4.2).

10.1	Guarantee and Collateral Agreement, dated October 27, 2016, among Deutsche Bank Trust Company Americas, Sprint Spectrum PledgeCo LLC, Sprint Spectrum PledgeCo II LLC, Sprint Spectrum PledgeCo III LLC, Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC.

10.2	Intra-Company Spectrum Lease Agreement, dated as of October 27, 2016, among Sprint Spectrum License Holder LLC, Sprint Spectrum License Holder II LLC and Sprint Spectrum License Holder III LLC, Sprint Communications, Inc., Sprint Intermediate Holdco LLC, Sprint Intermediate Holdco II LLC, Sprint Intermediate Holdco III LLC and the guarantors named therein.